THIS DOCUMENT PREPARED UNDER THE SUPERVISION OF A MASSACHUSETTS LICENSED ATTORNEY AND AFTER RECORDING
SHOULD  BE  RETURNED  TO:
_______________________
Goldberg,  Kohn,  Bell,  Black,  Rosenbloom  &  Moritz,  Ltd.
55  East  Monroe  Street,  Suite  3700
Chicago,  Illinois  60603
                    SPACE ABOVE THIS LINE FOR RECORDER'S USE
___________________________________________________________________________

     LOAN  NO.  07-0004017

                         ASSIGNMENT OF LEASES AND RENTS

     This ASSIGNMENT OF LEASES AND RENTS ("ASSIGNMENT") is made as of this 21st day of August, 2002 by EMERITUS PROPERTIES XIV, LLC, a Washington limited, whose address is 3131 Elliott Avenue, Suite 500, Seattle, Washington 98121 ("ASSIGNOR"), to HELLER HEALTHCARE FINANCE, INC., a Delaware corporation ("ASSIGNEE") whose address is 2 Wisconsin Circle, Suite 400, Chevy Chase, Maryland 20815.
1.     DEFINITIONS.
       -----------
     "SCHEDULE": The Schedule of Leases separately delivered to Assignee listing all present leases, subleases, tenancies and occupants of the Property. "PROPERTY": The real estate described in Exhibit A attached hereto, together
                                             ---------
with  all  improvements  thereon.
"LEASES": All of the agreements affecting the use, enjoyment or occupancy of the Property, including patient and residential care agreements, leases and other occupancy agreements, and all guaranties, amendments, extensions and renewals thereof for all or any part of the Property.
"LOAN AGREEMENT": The Loan Agreement of even date herewith between Assignor and Assignee.
"LOAN DOCUMENTS": The "Loan Documents" as defined in the Loan Agreement. "RENTS": All of the rents, income, receipts, revenues, issues, and profits, prepayments of the same including, without limitation, lease termination, cancellation or similar fees now due or which may become due or to which Assignor may now or shall hereafter become entitled or which it may demand or claim and arising directly or indirectly from the Leases or the Property. "TENANT(S)": Any present or future tenant, subtenant or occupant of the Property.
"MORTGAGE": The Real Property Mortgage with Power of Sale and Security Agreement of even date herewith which encumbers the Property.
All other capitalized terms used herein, unless otherwise specified, shall have the same meaning ascribed to them in the Loan Agreement.
2.     ASSIGNMENT.  Assignor,  for  good and valuable consideration, the receipt
       ----------
of  which  is  hereby acknowledged, does hereby assign, convey, and deliver unto
Assignee:
(a)     All  of  Assignor's  right,  title  and  interest  in all of the Leases;
(b)     The  immediate  and  continuing  right to collect and receive all of the
Rents;
(c) Any and all rights and claims of any kind that Assignor may have now or in the future against any Tenant.
     To  have  and  to  hold the same unto Assignee, its successors and assigns, until  termination  of  this  Assignment  as  hereinafter  provided.
3.     ABSOLUTE ASSIGNMENT.  All of the Rents and all proceeds payable under any
       -------------------
     policy of insurance covering loss of rents resulting from untenantability caused by damage to any part of the Property, together with any and all rights that Assignor may have against any Tenant under such Leases or any subtenants or occupants of any part of the Property and any award made hereafter to Assignor in any court proceeding involving any of the Tenants or in any bankruptcy, insolvency, or reorganization proceedings in any state or federal court, and all payments by Tenants in lieu of Rent, are hereby absolutely and unconditionally assigned to Assignee, to be applied by Assignee in payment of the Indebtedness. Assignor hereby further assigns to Assignee the Leases. It is understood and agreed by the parties that this assignment is intended to be and is an absolute assignment from Assignor to Assignee, and not merely the passing of a security interest; provided, however, that prior to the occurrence and continuance of an Event of Default, Assignor shall have a license, without joinder of Assignee, to enforce the Leases subject to the terms of the Mortgage, and to collect the Rents and insurance proceeds and payments in lieu of Rents described herein as they come due (but not more than one (1) month in advance) and to retain, use and enjoy the same. Assignor shall, upon request of Assignee, execute confirmatory assignments of any specific Leases affecting any part of the Property prior to or at any time there is not an Event of Default.
     Upon the occurrence and during the continuance of any Event of Default, Assignee may, at any time without notice, either in person, by agent or by a receiver appointed by a court, and without regard to the adequacy of any security for the Indebtedness and the Obligations (as defined in the Mortgage), enter upon and take possession of the Property, or any part thereof, in its own name sue for or otherwise collect the Rents, including those past due and unpaid, and apply the same, less costs and expenses of operation and collection, including reasonable attorney's fees, upon the Indebtedness and in such order as Assignee may so determine. The collection of Rents, or the entering upon and taking possession of the Property, or the application thereof as aforesaid, shall not cure or waive any Event of Default or notice of an Event of Default hereunder or invalidate any act done in response to such Event of Default or pursuant to such notice of an Event of Default.
In the event Assignor, as lessor under the Leases, shall fail to perform and fulfill any term, covenant, condition, or provision in the Leases, or any of them, on its part to be performed or fulfilled, at the time and in the manner in the Leases provided, or if the Assignor shall suffer or permit to occur any breach or default under the provisions of this Assignment of the Leases, or any of them, and such default shall continue for a period of thirty (30) days following the giving of written notice of such default to Assignor, then and in any such event, such breach or default shall constitute an Event of Default. Assignor further agrees that Assignee may enforce this Assignment without first resorting to or exhausting any security or collateral for the Loan; however, nothing herein contained shall prevent Assignee from exercising any other right under any of the Loan Documents.
4.     POWER  OF  ATTORNEY.  Assignor  hereby  irrevocably appoints Assignee its
       -------------------
true and lawful attorney-in-fact (coupled with an interest), with full power of substitution and with full power for Assignee in its own name and capacity or in the name and capacity of Assignor to demand and collect any and all Rents and to file any claim or take any other action or proceeding and make any settlement regarding the Leases in the event Assignor fails to do so upon request or at any time after and during the continuance of Event of Default. From and after notice from Assignee to do so, all Tenants are hereby expressly authorized and directed to pay to Assignee, or to such nominee as Assignee may designate in a writing delivered to such Tenants, all amounts due Assignor pursuant to the Leases. All Tenants are expressly relieved of all duty, liability or obligation to Assignor in respect of all payments so made to Assignee or such nominee.
5.     CONSIDERATION.  This  Assignment  is made for and in consideration of the
       -------------
Loan made by Assignee to Assignor as set forth in the Loan Documents and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged.
6.     INDEMNITY.  Assignor  hereby  agrees  to  indemnify  Assignee and to hold
       ---------
Assignee harmless from any liability, loss or damage including, without limitation, reasonable attorneys' fees, costs and expenses which may or might be incurred by Assignee under the Leases or by reason of this Assignment, and from any and all claims and demands which may be asserted against Assignee by reason of any term, covenant or agreement contained in any of the Leases, except for any such liability, loss or damage resulting solely from Assignee's gross negligence or willful misconduct.
     Any provision in this Assignment by which one party agrees to indemnify the other (the "INDEMNITEE"), or the agents and employees of the Indemnitee, against liability, claims, damages, losses or expenses, including attorney fees, arising out of bodily injury to persons or damage to property caused by, or resulting from, in whole or in part, the negligence, act or omission of the Indemnitee, or the agents or employees of the Indemnitee, or any legal entity for whose negligence, acts or omission any of them may be liable, shall not extend to liability, claims, damages, losses or expenses, including attorney fees, arising out of:
(a) The preparation or approval of maps, drawings, opinions, reports, surveys, change orders, designs or specifications by the Indemnitee, or the agents or employees of the Indemnitee; or
(b) The giving of or the failure to give directions or instructions by the Indemnitee, or the agents or employees of the Indemnitee, which such giving of or failure to give directions or instructions is the primary cause of bodily injury to persons or damage to property.
7.     PERFORMANCE  OF  LEASE COVENANTS.  In the event Assignor fails to perform
       --------------------------------
any Lease covenant, Assignee may, at its option, upon prior notice to Assignor (except in the event of an emergency) perform any Lease covenant for and on behalf of Assignor, and all monies expended in so doing shall be chargeable to Assignor and added to the outstanding principal balance and shall be immediately due  and  payable.
8.     REPRESENTATIONS  AND  WARRANTIES.  Assignor  represents  and warrants and
       --------------------------------
shall be deemed to reaffirm the same upon each disbursement of the proceeds of the Loan by Assignee to Assignor or any other Borrower (as defined in the Loan Agreement):
(a) The Leases set forth on the Schedule are in full force and effect and have not been modified;
(b) There are no defaults, defenses or setoffs of either landlord or, to the best of Assignor's knowledge, tenant under the Leases nor, to the best of Assignor's knowledge, is there any fact which, with the giving of notice or lapse  of  time  or  both,  would  constitute  a  default  under  the  Leases;
(c) The sole ownership of the entire landlord's interest in the Leases is vested in Assignor and the Leases are not, as of the date hereof, otherwise assigned or pledged;
(d) Except as otherwise previously disclosed in writing to lender, (i) all Rents due to date have been collected, (ii) no Rent has been collected more than one (1) month in advance, and (iii) no Tenant has been granted any Rent concession or inducement whatsoever other than as set forth in Exhibit B; and
                                                                  ---------
(e)     There  are  no  leases  of  the  Property  not  listed  on the Schedule.
9.     COVENANTS  AND  AGREEMENTS.  Assignor  hereby  covenants  and  agrees  as
       --------------------------
follows:
(a) Assignor shall not permit any Rent under any Lease of the Property to be collected more than one (1) month in advance of the due date thereof.
(b) Assignor shall act in a commercially reasonable manner to enforce all available remedies against any delinquent Tenant to protect the interest of the landlord under the Leases and to preserve the value of the Property.
(c) Assignor shall comply with and perform in a complete and timely manner all of its obligations as landlord under all Leases. Assignor shall give notice to Assignee of any default by Assignor under any Lease or by any Tenant under any non-residential Lease in such time to afford Assignee an opportunity to cure any such default prior to the Tenant having any right to terminate the Lease. Assignor shall also provide Assignee with notice of the commencement of an action of ejectment or any summary proceedings for dispossession of the Tenant under any of the non-residential Leases.
(d) Within five (5) business days of each request therefor, Assignor shall furnish promptly to Assignee a certified rent roll and copies of all non-residential Leases now existing or hereafter created. From and after and during the continuance of an Event of Default, Assignee shall have the right to notify any Tenant at any time and from time to time of any provision of the Loan Documents.
(e) At Assignee's request, Assignor shall cause the Tenant under any non-residential Lease, other than a Qualified Non-Residential Lease, to execute a subordination and attornment agreement in form and substance reasonably satisfactory to Assignee. Assignor shall not enter into, amend or terminate any Leases except in compliance with the Loan Agreement and the Mortgage.
(f) Assignor shall not without the prior written consent of Assignee: (i) perform any act or execute any other instrument which might interfere with the exercise of Assignee's rights hereunder; (ii) execute any assignment, pledge or hypothecation of Rents or any of the Leases; (iii) suffer or permit any of the Leases to become subordinate to any lien other than the lien of the Mortgage.
(g) This Assignment transfers to Assignee all of Assignor's right, title, and interest in any security deposits, provided that Assignor shall have the right to retain the security deposit so long as there is no Event of Default outstanding under this Assignment or the Loan Documents. Assignee shall have no obligation to any Tenant with respect to its security deposit unless and until Assignee comes into possession and control of the deposit.
(h) Assignor shall use reasonable efforts to deliver to Assignee, promptly upon request, a duly executed estoppel certificate from any non-residential Tenant in form and content satisfactory to Assignee.
(i) Assignee may assign its right, title and interest in the Leases and any subsequent assignee shall have all of the rights and powers provided to Assignee by this Assignment.
10.     NO  OBLIGATION.  This  Assignment  shall  not  be  deemed to impose upon
        --------------
Assignee any of the obligations or duties of the landlord or Assignor provided in any Lease. Assignor hereby acknowledges and agrees: (i) Assignor is and will remain liable under the Leases to the same extent as though this Assignment had not been made; and (ii) Assignee has not by this Assignment assumed any of the obligations of Assignor under the Leases, except as to such obligations which arise after such time as Assignee shall have assumed full ownership or control of the Property. This Assignment shall not make Assignee responsible for the control, care, management, or repair of the Property or any personal property or for the carrying out of any of the terms of the Leases unless and until Assignee takes possession of the Property. Assignee shall not be liable in any way for any injury or damage to person or property sustained by any person or persons, firm, or corporation in or about the Property absent gross negligence or willful misconduct by Assignee.
11.     TENANT BANKRUPTCY.  In the event any Tenant should be the subject of any
        -----------------
proceeding under the Federal Bankruptcy Code or any other federal, state, or local statute which provides for the possible termination or rejection of any Lease, Assignor covenants and agrees no settlement for damages shall be made without the prior written consent of Assignee, which consent shall not be unreasonably withheld or delayed, and any check in payment of damages for rejection of any Lease will be made payable both to Assignor and Assignee. Assignor hereby assigns any such payment to Assignee and further covenants and agrees that it will duly endorse to the order of Assignee any such check.
12.     EVENTS  OF  DEFAULT.  The occurrence of any one or more of the following
        -------------------
events  shall  constitute  an  "EVENT  OF  DEFAULT"  under  this  Assignment:
(a) failure of Assignor to pay, within ten (10) days of the due date, any of the Indebtedness, including any payment due under the Notes; or
(b)     failure  of  Assignor  to  strictly comply with Sections 9(a) and (f) of
                                                        -------------     ---
this  Assignment;  or
(c) breach of any covenant (other than those covenants set forth in subsection (b) above), representation or warranty set forth in this Assignment
        -------
which is not cured within thirty (30) days after notice; provided, however, if such breach cannot by its nature be cured within thirty (30) days, and Assignor diligently pursues the curing thereof (and then in all events cures such failure within sixty (60) days after the original notice thereof), Assignor shall not be in default hereunder; or
(d)     the  occurrence  of  an Event of Default under any other Loan Documents.
13.     REMEDIES.  Upon  the  occurrence  of  an Event of Default, then, without
        --------
notice to, or the consent of, Assignor, Assignee shall be entitled to exercise all of the rights and remedies contained in this Assignment or in any other Loan Document or otherwise available at law or in equity including, without limitation, the right to do any one or more of the following:
(a) To enter upon, take possession of and manage the Property for the purpose of collecting the Rents;
(b) Dispossess by the usual summary proceedings any Tenant defaulting in the payment thereof to Assignor;
(c)     Lease  the  Property  or  any  part  thereof;
(d)     Repair,  restore,  and  improve  the  Property;
(e) Apply the Rent after payment of Property expenses as determined by Assignee to the indebtedness and the obligations secured by any of the Loan Documents in such order as Assignee may determine; and
(f) Apply to any court of competent jurisdiction for specific performance of this Assignment, an injunction against the violation hereof and/or the appointment of a receiver.
14.     NO  WAIVER.  Neither the exercise of any rights under this Assignment by
        ----------
Assignee nor the application of any Rents to payment of Assignor's indebtedness under the Loan Documents shall cure or waive any Event of Default thereunder. Failure of Assignee to avail itself of any of the terms of this Assignment for any period of time or for any reason shall not constitute a waiver of the Assignment.
15.     OTHER  DOCUMENTS.  This  Assignment  is intended to be supplementary to,
        ----------------
not in substitution for, or in derogation of, any assignment of rents contained in the Mortgage or in any of the Loan Documents.
16.     NOTICES.  Any  notice or other communication required or permitted to be
        -------
given shall be in writing addressed to the respective party as set forth in the Loan Agreement.
17.     GOVERNING  LAW;  SEVERABILITY.  This Assignment shall be governed by and
        -----------------------------
construed in accordance with the internal laws of the State of Illinois except that the provisions of the laws of the jurisdiction in which the Property is located shall be applicable to the creation, perfection and enforcement of the lien created by this Assignment. The invalidity, illegality or unenforceability of any provision of this Assignment shall not affect or impair the validity, legality or enforceability of the remainder of this Assignment, and to this end the provisions of this Assignment are declared to be severable.

IN WITNESS WHEREOF, Assignor has executed this Assignment or has caused the same to be executed by its duly authorized representatives as of the date first set forth above.

     EMERITUS  PROPERTIES  XIV,  LLC,  a  Washington  limited  liability company
     By:     EMERITUS  CORPORATION,  its  sole  member

          By       /s/  Raymond  R.  Brandstrom
                   ----------------------------
          Name        Raymond  R.  Brandstrom
          Its              CFO

                                 ACKNOWLEDGMENT

STATE  OF  WASHINGTON          )
                         )  SS
COUNTY  OF  KING               )


     On  this  _____  day  of  August,  2002,  before  me  appeared
____________________________, to me personally known, who, being by me duly sworn, did say that _he is the ____________________ of EMERITUS CORPORATION, a Washington corporation, the sole member of EMERITUS PROPERTIES XIV, LLC, a Washington limited liability company, and that said instrument was signed and sealed on behalf of said limited liability company by authority of its members, and _he acknowledged said instrument to be the free act and deed of said limited liability company.




Print  Name:
Commission  No.
                                             (if  any)


My  Commission  Expires:______________

                                       A-1
                                    EXHIBIT A

                              PROPERTY DESCRIPTION
Record  Owner:     Emeritus  Properties XIV, LLC, a Washington limited liability company

Legal  Description:

                                    EXHIBIT B

                          LEASE CONCESSIONS/DEVIATIONS
                                      None